Exhibit 99.3

FairPoint Communications, Inc. January 16, 2007

Presenters Eugene B. Johnson – Chairman and Chief Executive Officer Walter E. Leach, Jr. – Executive Vice President, Corporate Development John P. Crowley – Executive Vice President and Chief Financial Officer

Forward-Looking Statement This presentation may contain forward-looking statements that are not based on historical fact, including, without limitation, statements containing the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions and statements relating to potential cost savings and synergies expected to be realized in the proposed merger with the wireline operations of Verizon Communications Inc. in Maine, New Hampshire and Vermont Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include those risks described from time to time in FairPoint Communications, Inc.’s filings with the Securities and Exchange Commission, including, without limitation, the risks described in FairPoint’s most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission. These factors should be considered carefully and you are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date of this presentation, and FairPoint Communications, Inc. undertakes no duty to update this information. FairPoint intends to file a registration statement, including a proxy statement, and other materials with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain copies of the registration statement and proxy statement, as well as other filed documents containing information about FairPoint and the merger, at www.sec.gov, the SEC’s website, or at www.fairpoint.com/investor, when they are available. Investors may also obtain free copies of these documents and the Company’s SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations. FairPoint, Verizon, and FairPoint’s directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from FairPoint stockholders with respect to the proposed transaction. Information about FairPoint’s directors and executive officers is available in FairPoint’s proxy statement for its 2006 annual meeting of shareholders, dated April 24, 2006. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials to be filed by FairPoint with the SEC.

Overview

Transaction Overview Accelerates FairPoint’s strategy FairPoint growing through merger with Verizon’s Maine, New Hampshire and Vermont operations Accelerates FairPoint’s strategy to acquire / improve local telecom operations Attractive valuation at 6.3x 2005 EBITDA(1); less than 6.0x(2) after synergies $60 - $75 million in expected cost savings and synergies Results in meaningful free cash flow accretion Substantially increases scale Transaction Mechanics Tax-free spin-off of VZ operations, then tax-free merger with/into FairPoint $2.715 billion valuation—$1.7 billion in assumed debt, $1.015 billion in FairPoint stock to be issued to Verizon shareholders FairPoint shareholders will own approximately 40%, Verizon shareholders approximately 60% Combined company will trade under FairPoint’s ticker symbol (NYSE: FRP) Committed financing in place for a substantial portion of this debt Post-closing board to consist of 3 current FairPoint Board members and Verizon will nominate 6 directors who are independent of Verizon (1) Based on 2005 audited financial results, net of adjustments to pension and other postretirement benefit expenses and certain one time items. 2005 unadjusted EBITDA was $395 million but included certain expenses that were not included in the merger. (2) Based on 2005 EBITDA assuming post-closing synergies and cost savings expected to be achieved 12 months after closing.

Rationale For The Merger Compelling benefits for shareholders, customers and employees Benefits shareholders Improves dividend sustainability (FairPoint intends to maintain its dividend at $1.59 per share annually(1)) Pro forma leverage improves to approximately 4.1 times EBITDA(2) Improves financial flexibility Pro forma dividend payout ratio improves to 60%–70% after anticipated cost-savings Improves revenue mix Benefits customers and employees Stronger competitive operations Increased focus on customers Significant DSL / broadband expansion in region Expanded employee-base enhances core capabilities Opening three scalable service centers in the region Constructive relationships with employees, unions, policymakers (1) Subject to declaration by the board of directors and compliance with Delaware law and covenants in agreements governing indebtedness. (2) Estimate at closing of merger. Calculated using combined EBITDA for 2005 and combined net debt at closing.

Long-term Strategic Flexibility Increased opportunities to generate shareholder value Provides multiple opportunities for value creation Improves revenue opportunities New product bundles Increased broadband availability Increased focus on local sales and marketing Enhances operational efficiencies Economies of scale Investment in state-of-the-art systems Greater operating flexibility Improves financial strength De-leverages balance sheet Improves access to capital / lowers cost of capital Increases liquidity for shareholders Increases free cash flow per share Reduces reliance on access and USF revenues Creates a scalable platform for further acquisitions

Favorable Contribution Metrics Shareholders receive significant stake in combined entity FRP shareholders own approximately 40% of total merged company FRP contribution 14% of total access lines 18% of total revenue 24% of total EBITDA (1) Based on 2005 audited financial results, net of adjustments to pension and other postretirement benefit expenses and certain one time items. (2) Based on access lines and outstanding shares at September 30, 2006.

Transition Services & Integration Ensuring an efficient and successful transition Getting ahead – execution begins now Seasoned FairPoint management team with extensive operating experience Previous experience in executing and integrating acquisitions Transition execution has already begun Integration plan based on investing $200 million on systems development and integration (of which, approximately $95 - $110 million invested before closing) Verizon to pay for up to $40 million of these pre-closing transition costs FRP expects to generate $55 million in cash from sale of its investment in Orange County – Poughkeepsie to Verizon Wireless FairPoint has engaged experienced consultants Detailed transition plan with incentives for an accelerated transition Investment in systems Systems are scalable Maximize and accelerate efficiencies Benefits this transaction, legacy FairPoint and future acquisitions

Transaction Details

Attractive Financial Characteristics With defined opportunities for improvement (1) Earnings before interest, taxes, depreciation and amortization. (2) Based on 2005 audited financial results, net of adjustments to pension and other postretirement benefit expenses and certain one time items. 2005 unadjusted EBITDA was $395 million but included certain expenses that were not included in the merger. (3) Excludes depreciation and amortization. Expected cost savings and synergies of $60 - $75 million annually Full effect of synergies begins 12 months after closing Planned investment of $200 million in strategic systems 6.3x EBITDA multiple (based on 2005 EBITDA)(1)(2) $2,715M Total Transaction Value $1,700M Plus Assumed Debt $1,015M Implied Equity Value (@ $18.88 per share) 53.8 Million FairPoint Shares issued to Verizon Stockholders $775 million $431 million Operating expenses(3) EBITDA $1,206 million Revenue Verizon’s Maine, New Hampshire and Vermont operations (2) :

Financial & Operational Overview

87% Payout ratio(1) 4.5x Leverage(1)(5) 35.1 million Shares Outstanding(4) $1.59 per share Dividend $602 million Net Debt(3) $135 million EBITDA(1) $263 million Revenue(1) FairPoint (pre-merger): (1) Based on 2005 results which are the most recent full year audited financial statements available for both companies. (2) Based on 2005 audited financial results, net of adjustments to pension and other postretirement benefit expenses and certain one time items. (3) Long-term debt net of cash and cash equivalents. (4) As of September 30, 2006. (5) Defined as net debt/EBITDA. (6) Pro forma payout ratio after realization of anticipated cost savings and synergies of $60 to $75 million. (7) Calculated using 2005 combined EBITDA and estimated net debt at closing. Summary Financial Comparison Enhanced financial strength 60 – 70% Payout ratio(6) 4.1x (at closing) Leverage(7) 88.9 million Shares Outstanding $1.59 per share Dividend $2,334 million Net Debt(3) $566 million EBITDA(2) $1,469 million Revenue(2) Pro forma FairPoint Consolidated: Expected cost savings/synergies of $60 - $75 million per year Full effect of synergies begins 12 months after closing Planned investment of $200 million in state-of-the-art systems

Additional Transaction Information Value based on strong partnerships Related agreements with Verizon Transition Services Agreement (TSA) ensures back office support through final conversion Verizon to contribute $40 million in pre-closing transition costs FairPoint to sell Orange County – Poughkeepsie investment to Verizon Wireless for $55 million FairPoint to assume all existing collective bargaining agreements with union employees Pension and OPEB Receives pension assets / obligations for all active, transferred employees Pension obligations to be fully-funded at closing Verizon will retain the obligation to provide retirement benefits for employees that are retired prior to closing of the merger FairPoint will accept OPEB obligations for all active, continuing employees New Hiring FairPoint expects to hire approximately 600 new employees in the Northeast New employees to provide support and services currently provided by Verizon corporate services

Favorable Rural Characteristics Focus on rural / smaller urban markets Continuing focus on lower-density markets after transaction 36 lines / sq. mile More than 80% of local exchanges will serve 5,000 customers or less Notes Pro forma for CenturyTel’s acquisition of Madison River Pro forma for Citizens’ acquisition of Commonwealth Pro forma for FairPoint’s acquisition of Verizon’s New England access lines Source SEC filings and investor presentations Access Lines/Square Mile

Overview of FairPoint Significantly greater scope and scale (1) As of September 30, 2006. Pre-merger FairPoint(1) 308,858 total access line equivalents 194,002 residential voice access lines 57,761 business voice 57,095 HSD subscribers (including DSL, cable modem and WBB) Post-merger(1) 2,022,109 total access line equivalents 1,176,955 residential voice access lines 451,368 business voice lines 159,722 wholesale access lines 234,064 HSD subscribers (including DSL, cable modem and WBB)

Access Line Trends Opportunity for improvement Verizon’s Maine, New Hampshire and Vermont operations broadband addressability is 62% Existing FairPoint broadband addressability is over 80% Top cable competitors in region are Comcast and Time Warner Access Line Trends DSL Growth

Summary

Summary Strategic win for shareholders, employees and customers Accelerates FairPoint’s strategy Leverages FairPoint’s operating expertise Benefits shareholders Attractive valuation Results in cash flow accretion Enhances financial strength Benefits customers and employees Creates multiple opportunities for ongoing value creation Improves revenue opportunities Enhances operating efficiencies Improves financial flexibility Creates scalable platform for future acquisitions

Questions and Answers FairPoint Communications, Inc. January 16, 2007

Appendix

Experienced Management Team

Average of 23 years of industry experience

Name	Position	Experience
Gene Johnson	Co-Founder, Chairman of the Board & Chief Executive Officer	31 years corporate and operating experience; company co-founder and director since 1991; CEO since January 2002
Peter Nixon	Chief Operating Officer	28 years experience; COO since November 2002
John Crowley	Executive Vice President, Chief Financial Officer	28 years finance and investment banking experience for telecom clients; Joined FairPoint in May 2005 and became CFO in June 2005
Walt Leach	Executive Vice President, Corporate Development	32 years finance, mergers and acquisitions experience
Shirley Linn	Executive Vice President, General Counsel and Secretary	31 years experience; Joined FairPoint in 2000
Lisa Hood	Senior Vice President, Corporate Controller	18 years experience; Corporate Controller since 1993
Pat Morse	Senior Vice President, Government Affairs	30 years experience; Joined FairPoint in 1979
Mike Haga	Director of Billing and OSS and Transition Team Lead	17 years experience; Joined FairPoint in 2005

FairPoint communications

Page 21